    Exhibit 99.1

Investor Contact: Steve Keenan
        (314) 719-1755
    InvestorRelations@Olin.com

News
Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Groundbreaking Ceremony for State-of-the-Art 6.8mm Ammunition Facility
at the Lake City Army Ammunition Plant

Clayton, MO, February 5, 2025 – Olin Corporation (NYSE: OLN) announced that its Winchester division, in collaboration with the U.S. Army's Joint Program Executive Office for Armaments and Ammunition (JPEO A&A) and Joint Munitions Command (JMC), celebrated the groundbreaking of the new 6.8mm Ammunition Facility at the Lake City Army Ammunition Plant (LCAAP). This facility is part of the Next Generation Squad Weapons (NGSW) Program and represents a significant step in the Army’s modernization efforts.

Ken Lane, Olin President & CEO, noted during his remarks at the event, “Olin Winchester has a rich history in ammunition manufacturing excellence and support of the U.S. Military. We are proud to build on this American legacy through this opportunity to partner with the U.S. Army to construct this transformational facility and bring new capabilities to the Warfighter.”

The ceremony featured remarks from Ken Lane, Maj. Gen. John T. Reim, Joint Program Executive Officer for Armaments and Ammunition, and Brett Flaugher, President of Winchester. Liz Miranda, U.S. Army Material Command’s (AMC) Executive Deputy to the Commanding General, Brigadier General Ronnie Anderson, Commander of the Joint Munitions Command (JMC), Staff from Congressman Sam Graves and Senator Eric Schmitt’s office, and other federal, state, and local representatives were among the more than 100 special guests in attendance.

“This facility will represent a significant step forward in equipping our Soldiers with the advanced munitions they need to maintain overmatch on the battlefield,” noted Maj. Gen. John T. Reim. “With 90% of the work supported by industries in the Kansas City region and nearly 50 local businesses involved in the construction, this project will strengthen the defense industrial base, create well-paying jobs, and drive economic growth in the local community. Lake City has been central to our nation’s ammunition production since 1941, and this facility builds on that proud and historic legacy.”

The 450,000 square foot advanced ammunition production facility will be capable of manufacturing all components of 6.8mm ammunition as well as finished rounds for the U.S. military, reinforcing the iconic legacy of LCAAP and its vital role in national defense.

COMPANY DESCRIPTION

Olin Corporation is a leading vertically integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, industrial cartridges, and clay targets.

Visit www.olin.com for more information on Olin Corporation and www.winchester.com to learn more about Winchester Ammunition.

FORWARD-LOOKING STATEMENTS
This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.
We have used the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our board of directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our board of directors. In the future, our board of directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.
The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q and other reports furnished or filed with the SEC, include, but are not limited to, the following:
Business, Industry and Operational Risks
•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful execution of our operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;
•failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions;

•failure to control costs and inflation impacts or failure to achieve targeted cost reductions;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;
•exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events;
•availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics;
•the failure or an interruption, including cyber-attacks, of our information technology systems;
•our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business;
•risks associated with our international sales and operations, including economic, political or regulatory changes;
•our indebtedness and debt service obligations;
•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans;
•our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets;

Legal, Environmental and Regulatory Risks
•changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate;
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•unexpected outcomes from legal or regulatory claims and proceedings;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;
•various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and
•failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.
All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

2025-04